                                                                   Exhibit 10(q)

                      SECOND AMENDMENT TO CREDIT AGREEMENT

    THIS SECOND AMENDMENT TO CREDIT AGREEMENT, dated as of 11-1, 1996 (this "Amendment") is by and among LESCO, INC., an Ohio corporation ("Borrower") and NATIONAL CITY BANK, PNC BANK, NATIONAL ASSOCIATION, NBD BANK (formerly NBD BANK, N.A.) (the "Banks") and NATIONAL CITY BANK, as agent of the Banks, ("NCB-Agent").

                                    RECITALS

        A. Borrower, the Banks and NCB-Agent have executed a Credit Agreement, dated as of September 30, 1994, as amended by a First Amendment To Credit Agreement dated January 16, 1996 pursuant to which the Banks have agreed to make subject loans to Borrower upon a revolving basis until October 31, 1996 (or such later expiration date, if any, as may be established from time to time).

        B. Borrower, the Banks and NCB-Agent desire to amend the Credit Agreement to increase the amount of the Revolving Commitments to eighty million dollars ($80,000,000), extend the Expiration Date to April 30, 2000 and make certain other changes to the Credit Agreement.

                                   AGREEMENT

     Based upon these recitals, the parties agree as follows:

1. Subsection 2A.0 1 AMOUNTS of the Credit Agreement shall be deleted in its entirety and the following shall be substituted in place thereof:

          "2A.0 1 AMOUNTS -- The aggregate amount of the Revolving Commitments shall not at any time exceed eighty million dollars ($80,000,000). PROVIDED, HOWEVER, that such amounts may be reduced from time to time pursuant to subsection 2A.03 and the Revolving Commitments may be terminated pursuant to section 5B. The amount of each Bank's maximum Revolving Commitment (subject to such reduction or tenmination), and the proportion (expressed as a fraction) that it bears to all of the Revolving Commitments, is set forth opposite the Bank's name below, to-wit:"

               $44,000,000.00     55.0%        National City Bank
               $18,000,000.00     22.5%        NBD Bank
               $18,000,000 00     22.5%        PNC Bank, National
               --------------     -----        Association
               $80,000,000.00   100.00%        Total
               --------------

2. Subsection 2A.02 TERM of the Credit Agreement shall be deleted in its entirety and the following shall be substituted in place thereof:

          "2A.02 TERM -- Each Revolving Commitment shall commence as the date of this Agreement and shall remain in effect on a revolving basis until April 30, 2000 (the "Expiration Date"), EXCEPT that a later Expiration Date may be established from time to time pursuant to subsection 2A.05 and EXCEPT that the Revolving Commitments shall end in any event upon any earlier reduction thereof to zero pursuant to subsection 2A.03 or any earlier termination pursuant to section 5B."

3. Subsection 3D.03 (vii) of the Credit Agreement is deleted in its entirety and the following is substituted therefore:

          "(vii) any other indebtedness so long as (a) the same is unsecured and
          (b) the aggregate unpaid principal amount of such other indebtedness does not exceed twenty million dollars ($20,000,000) at any time"

        Except for the modifications set forth in this Second Amendment To Credit Agreement, the credit agreement referred to above, as amended, is ratified and affirmed and shall be binding upon the parties, their successors and assigns.

        IN WITNESS WHEREOF, the parties have executed this amendment as of the date first above written.

Address:                            LESCO, INC.
 20005 Road
 Rocky River, Ohio 44116            By /s/ Kenneth W. Didion
                                      ----------------------------
                                    Title Treasurer
                                        --------------------------

Address:                            NATIONAL CITY
 1900 East Ninth Street
 Attn: Multinational Division       By:/s/ Robert E. Little
 Cleveland, Ohio 44114-3484            ---------------------------
                                       Robert E. Little
                                       Vice President and Senior Lending Officer

Address:                           NATIONAL CITY BANK
 1900 East Ninth Street
 Attn: Multinational Division      By:/s/ Robert E. Little
 Cleveland, Ohio 44114-3484           ---------------------------
                                      Robert E. Little
                                      Vice President and Senior Lending Officer

Address:                           PNC BANK, NATIONAL ASSOCIATION
 1801 E. 9th St., #715
 Cleveland, Ohio 44114-3103        By: /s/ David L. Williams
                                     ---------------------------------
                                   Title: Vice President
                                     ---------------------------------

Address:                           NBD BANK
 611 Woodward Avenue
 Detroit, Michigan 48226           By /s/ Paul R. DeMelo
                                     ----------------------------------
                                   Title: Vice President
                                      ---------------------------------

                                      -3-